MUNICIPAL PREMIUM INCOME TRUST             Two World Trade Center, New York,
LETTER TO THE SHAREHOLDERS May 31, 1997    New York 10048


DEAR SHAREHOLDER:

We are pleased to present the annual report on the operations of Municipal Premium Income Trust (PIA) for the fiscal year ended May 31, 1997.

Economic growth moderated during the third quarter of 1996, causing fixed-income yields to move lower through November. However, an acceleration of economic activity led by consumer spending developed in the fourth quarter of 1996 and continued into the first quarter of 1997. This contributed to rising interest rates between December and April. On March 25, 1997, the Federal Reserve Board raised the federal-funds rate 25 basis points to 5.50 percent in a preemptive move against a possible acceleration in the rate of inflation. The fixed-income markets recognized that additional rate hikes were possible, but rallied when the Fed left short-term interest rates unchanged at its May meeting.

MUNICIPAL MARKET CONDITIONS

Municipal yields followed the trend of Treasury yields, but were less volatile. Long-term insured revenue bond yields fell from 6.00 percent in


                            BOND YIELDS 1994-1997



        Muni Yields     Treasury Yields
          5.45            6.35
Jan '94   5.29            6.24
          5.64            6.66
          6.19            7.09
          6.24            7.31
          6.23            7.43
          6.31            7.61
          6.15            7.4
          6.17            7.45
          6.42            7.82
          6.66            7.97
          6.99            8
          6.65            7.88
Jan '95   6.42            7.7
          6.12            7.44
          6.07            7.43
          6.05            7.34
          5.84            6.65
          6               6.62
          5.99            6.85
          5.98            6.65
          5.97            6.5
          5.79            6.33
          5.61            6.13
          5.49            5.95
Jan '96   5.42            6.03
          5.55            6.47
          5.89            6.67
          5.94            6.91
          5.99            6.99
          5.86            6.87
          5.77            6.97
          5.82            7.12
          5.71            6.92
          5.6             6.64
          5.45            6.35
          5.56            6.64
Jan '97   5.63            6.79
          5.53            6.8
          5.83            7.1
          5.74            6.96
          5.58            6.91





            Ratio

Dec '93     0.8586
            0.8481
            0.8468
            0.8728
            0.854
            0.8387
Jun '94     0.8293
            0.8314
            0.828
            0.8212
            0.8356
            0.8738
Dec '94     0.8438
            0.834
            0.8222
            0.8167
            0.8245
            0.8784
Jun '95     0.9066
            0.875
            0.8997
            0.9184
            0.915
            0.9151
Dec '95     0.923
            0.8989
            0.8577
            0.8835
            0.8601
            0.8571
Jun '96     0.8529
            0.8278
            0.8176
            0.8248
            0.8431
            0.8583
Dec '96     0.8372
            0.8293
            0.8129
            0.8216
            0.8251
            0.8081

MUNICIPAL PREMIUM INCOME TRUST

FIVE LARGEST SECTORS AS OF MAY 31, 1997
(% OF NET ASSETS)


REFUNDED        16%
ID/PCR*         14%
MORTGAGE        14%
HOSPITAL        14%
ELECTRIC        12%
ALL OTHERS      30%

* Industrial Development/Pollution Control Revenue

Portfolio structure is subject to change.


CREDIT RATINGS AS OF MAY 31, 1997
(% OF TOTAL LONG-TERM PORTFOLIO)


Aaa OR AAA      57%
Aa OR AA        22%
A OR A           5%
Baa OR BBB      13%
NR               3%


As measured by Moody's Investors Service, Inc. or Standard & Poor's Corp.

Portfolio structure is subject to change.


CALL STRUCTURE AS OF MAY 31, 1997                        WEIGHTED AVERAGE
(% OF TOTAL LONG-TERM PORTFOLIO)                   CALL PROTECTION: 5.4 YEARS

YEARS BONDS CALABLE                           PERCENT CALLABLE

1997                                           1.2%
1998                                           8.2%
1999                                          10.2%
2000                                          13.1%
2001                                          14.4%
2002                                           8.9%
2003                                           1.2%
2004                                          10.6%
2005                                          13.7%
2006                                          11.6%
2007+                                          6.9%

MUNICIPAL PREMIUM INCOME TRUST

May 1996 to as low as 5.45 percent in November 1996, before rising to 5.85 percent in April 1997. The Index ended May 1997 at 5.60 percent. Similarly, yields on one-year municipal notes moved from 3.70 to 3.90 percent over the past twelve months. The yield curve pick-up by extending maturity from 1 to 30 years was 170 basis points.

The ratio of 30-year insured revenue bond yields to 30-year U.S. Treasury yields declined from 86 percent at the end of May 1996 to 81 percent in May 1997. A declining ratio means that municipals have outperformed Treasuries, but have become relatively more expensive. The annual range of the ratio has averaged from 80 to 92 percent over the past three years. New-issue municipal volume was down 5 percent during the first five months of 1997. However, underwriting volume for the full year is expected to exceed bond maturities and redemptions.

PERFORMANCE

The Fund's net asset value (NAV) moved from $10.02 to $10.08 per share during the fiscal year ended May 31, 1997. Based on this NAV change plus reinvestment of tax-free dividends totaling $0.60 per share and taxable capital gains distributions of $0.20 per share, the Fund's total NAV return was 9.64 percent. PIA's market price on the New York Stock Exchange increased from $9.00 to $9.375 per share. Based on this change in market price plus reinvestment of tax-free dividends and taxable distributions, the Fund's total market return was 13.52 percent. On May 31, 1997, PIA was trading at a 7 percent discount to NAV. Undistributed net investment income available for dividends increased from $0.047 to $0.086 per share. Net assets totaled almost $350 million.

PORTFOLIO STRUCTURE

The Fund remained fully invested in long-term municipal bonds during the period. Investments were diversified among 13 long-term sectors and 71 individual credits. The portfolio's average maturity was 19 years. The distribution of call dates in the portfolio produced an average call protection of 5 years. Credit quality has consistently been maintained, with nearly 80 percent of PIA's long-term holdings rated double "A" or better.

THE IMPACT OF LEVERAGING

As we have discussed previously, the total income available for distribution to common shareholders includes incremental income provided by the Fund's outstanding Auction Rate Preferred Shares (ARPS). ARPS dividends reflect prevailing short-term interest rates on maturities normally ranging from one week to one year. Incremental income to common shares depends on two factors: first, the amount of ARPS outstanding, and second, the spread between the portfolio's cost yield and ARPS expenses

MUNICIPAL PREMIUM INCOME TRUST

(ARPS auction rate and operating expenses). The greater the spread and the amount of ARPS outstanding, the greater the amount of incremental income available for distribution to common shareholders. The level of net investment income available for distribution to common shareholders varies with the level of short-term interest rates.

ARPS yields ranged between 3.00 and 4.55 percent during the twelve months ended May 31, 1997. Over the same period, ARPS leverage contributed $0.11 per share to common share earnings. Five ARPS series totaled $100 million and represented 29 percent of net assets.

LOOKING AHEAD

Since the election year collapse of flat-tax proposals, municipal bonds have improved relative to U.S. Treasury securities. Although tax-free yields are currently somewhat expensive when compared with their historical relationship with Treasury yields, the long-term benefits of tax-exempt income remain intact.

The Fund's procedure for reinvestment of all dividends and distributions on common shares is through purchases in the open market. This method helps to support the market value of the Fund's shares. In addition, we would like to remind you that the Trustees have approved a procedure whereby the Fund, when appropriate, may purchase common shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. During the twelve-month period ended May 31, 1997, the Fund purchased and retired 779,500 shares of beneficial interest at a weighted average market discount of 8.30 percent. Acquiring these treasury shares had the antidilutive effect of adding $0.03 per share to net asset value. The Fund may also utilize procedures to reduce or eliminate the amount of outstanding ARPS, including their purchases in the open market or in privately negotiated transactions.

We appreciate your ongoing support of Municipal Premium Income Trust and look forward to continuing to serve your investment needs.

Very truly yours,

/S/ CHARLES A. FIUMEFREDDO
CHARLES A. FIUMEFREDDO
Chairman of the Board

MUNICIPAL PREMIUM INCOME TRUST

RESULTS OF ANNUAL AND SPECIAL MEETINGS (unaudited)

                             *         *         *

On December 27, 1996, an annual meeting of the Fund's shareholders was held for the purpose of voting on three separate matters, the results of which were as follows:

(1) ELECTION OF TRUSTEE BY ALL SHAREHOLDERS:

         Michael Bozic
         For................................................................  18,657,113
         Withheld...........................................................     412,815

   ELECTION OF TRUSTEE BY PREFERRED SHAREHOLDERS:

         Charles A. Fiumefreddo
         For................................................................         786
         Withheld...........................................................           0

  The following Trustees were not standing for reelection at this meeting:
  Edwin J. Garn, John R. Haire, Dr. Manuel H. Johnson, Michael E. Nugent, Philip
  J. Purcell and John L. Schroeder.

(2) CONTINUANCE OF THE CURRENTLY EFFECTIVE INVESTMENT ADVISORY AGREEMENT WITH DEAN WITTER INTERCAPITAL INC.:

         For................................................................  17,972,309
         Against............................................................     274,389
         Abstain............................................................     823,230

(3) RATIFICATION OF PRICE WATERHOUSE LLP AS INDEPENDENT ACCOUNTANTS:

         For................................................................  18,428,158
         Against............................................................     120,337
         Abstain............................................................     521,433

On May 20, 1997, a special meeting of the Fund's shareholders was held for the purpose of voting on two separate matters, the results of which were as follows:

(1) ELECTION OF TRUSTEE:

         Wayne E. Hedien
         For................................................................  20,102,510
         Withheld...........................................................     493,131

(2) APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN THE FUND AND DEAN WITTER INTERCAPITAL INC. IN CONNECTION WITH THE MERGER OF MORGAN STANLEY GROUP INC. WITH DEAN WITTER DISCOVER & CO.:

         For................................................................  19,291,994
         Against............................................................     330,113
         Abstain............................................................     973,534

MUNICIPAL PREMIUM INCOME TRUST

PORTFOLIO OF INVESTMENTS May 31, 1997

PRINCIPAL
AMOUNT IN                                                                                 COUPON     MATURITY
THOUSANDS                                                                                  RATE        DATE          VALUE
------------------------------------------------------------------------------------------------------------------------------
              MUNICIPAL BONDS (97.3%)
              General Obligation (5.6%)
$  5,000      Chicago Park District, Illinois, Ser 1995...............................      6.60%    11/15/14     $  5,449,300
   3,500      Massachusetts, 1995 Ser A (AMBAC).......................................      5.00     07/01/12        3,370,605
   4,500      Shelby County, Tennessee, Refg 1995 Ser A...............................     5.625     04/01/11        4,595,400
   6,000      Washington, Ser 1993 A..................................................      5.75     10/01/17        6,031,500
--------                                                                                                          ------------
  19,000                                                                                                            19,446,805
--------                                                                                                          ------------

              Educational Facilities Revenue (3.5%)
   5,500      Oakland University, Michigan, Ser 1995 (MBIA)...........................      5.75     05/15/26        5,508,085
              New York State Dormitory Authority,
   4,000       State University Refg Ser 1993 A.......................................      5.50     05/15/08        4,016,240
   1,350       State University Ser 1990 B............................................      7.50     05/15/11        1,573,168
   1,000      Pennsylvania Higher Educational Facilities Authority, Temple University
               First Ser (MBIA).......................................................      6.50     04/01/21        1,071,500
--------                                                                                                          ------------
  11,850                                                                                                            12,168,993
--------                                                                                                          ------------

              Electric Revenue (12.3%)
   5,000      Sacramento Municipal Utility District, California, Refg 1994 Ser I
               (MBIA).................................................................      6.00     01/01/24        5,127,700
   4,000      Kansas City, Kansas, Utility Refg & Impr Ser 1994 (FGIC)................     6.375     09/01/23        4,280,680
   7,750      South Carolina Public Service Authority, 1995 Refg Ser A (AMBAC)........      6.25     01/01/22        8,128,820
  20,000      San Antonio, Texas, Electric & Gas Refg Ser 1994 C......................      4.70     02/01/06       19,053,800
              Intermountain Power Agency, Utah,
   1,270       Refg Ser 1988 B........................................................      7.50     07/01/21        1,334,630
   5,000       Refg Ser 1997 B (MBIA).................................................      5.75     07/01/19        4,987,300
--------                                                                                                          ------------
  43,020                                                                                                            42,912,930
--------                                                                                                          ------------

              Hospital Revenue (13.6%)
   5,000      Alabama Special Care Facilities Financing Authority of Birmingham,
               Daughters of Charity National Health/St Vincent's & Providence
               Hospitals Ser 1995.....................................................      5.00     11/01/25        4,484,250
   5,000      Birmingham-Carraway Special Care Facilities Financing Authority,
               Alabama, Carraway Methodist Health Systems Ser 1995 A (Connie Lee).....     5.875     08/15/15        5,082,000
   3,500      Colbert County - Northwest Health Care Authority, Alabama, Helen Keller
               Hospital Refg Ser 1990.................................................      8.75     06/01/09        3,850,455
   1,000      California Health Facilities Financing Authority, Alexian Brothers/San
               Jose Refg Ser 1990 (MBIA)..............................................     7.125     01/01/16        1,068,240
   3,000      Hall County and Gainesville Hospital Authority, Georgia, Northeast
               Georgia Healthcare Ser 1995 (MBIA).....................................      6.00     10/01/20        3,064,590
   3,750      Evergreen Park, Illinois, Little Company of Mary Hospital Refg Ser 1988
               (MBIA).................................................................      7.25     02/15/11        3,896,925
   1,800      Southwestern Illinois Development Authority, Anderson Hospital Ser 1992
               A......................................................................      7.00     08/15/22        1,878,012
   3,420      Kentucky Development Finance Authority, Ashland Hospital/King's
               Daughters Refg Ser 1987................................................      9.75     08/01/05        3,587,067
   9,500      Boston, Massachusetts, Boston City Hospital - FHA Mtg Refg Ser B........      5.75     02/15/13        9,460,195

                       SEE NOTES TO FINANCIAL STATEMENTS

MUNICIPAL PREMIUM INCOME TRUST

PRINCIPAL
AMOUNT IN                                                                                COUPON     MATURITY
THOUSANDS                                                                                 RATE        DATE          VALUE
---------------------------------------------------------------------------------------------------------------------------------
$  2,985      Lehigh County General Purpose Authority, Pennsylvania, St Lukes Hospital
               Ser 1992 (AMBAC).......................................................      6.25%    07/01/22     $  3,111,206
   2,375      Montgomery County Higher Educational & Health Authority, Pennsylvania,
               Holy Redeemer Hospital 1990 Ser A (AMBAC)..............................     7.625     02/01/20        2,528,140
   2,750      Jefferson County Health Facilities Development Corporation, Texas,
               Baptist Health Care Ser 1989...........................................      8.30     10/01/14        2,838,192
   2,400      Peninsula Ports Authority, Virginia, Mary Immaculate Hospital Ser
               1989...................................................................     8.375     08/01/04        2,584,752
--------                                                                                                          ------------
  46,480                                                                                                            47,434,024
--------                                                                                                          ------------

              Industrial Development/Pollution Control Revenue (14.2%)
  12,045      Pima County Industrial Development Authority, Arizona, Tucson Electric
               Power Co Refg Ser 1988 A (FSA Surety)..................................      7.25     07/15/10       13,316,711
  10,000      Burlington, Kansas, Kansas Gas & Electric Co Ser 1991 (MBIA)............      7.00     06/01/31       10,847,400
   1,000      Ohio Water Development Authority, Toledo Edison Co Ser 1990 A (Secondary
               FSA)...................................................................      7.75     05/15/19        1,093,450
   9,500      Montgomery County Industrial Development Authority, Pennsylvania,
               Philadelphia Electric Co Refg 1991 Ser B (MBIA)........................      6.70     12/01/21       10,288,120
  13,000      Alliance Airport Authority, Texas, AMR Corp Ser 1990 (AMT)..............      7.50     12/01/29       13,921,440
--------                                                                                                          ------------
  45,545                                                                                                            49,467,121
--------                                                                                                          ------------

              Mortgage Revenue - Multi-Family (3.0%)
   1,250      Lake Charles Non-Profit Housing Development Corporation, Louisiana, Ser
               1990 A (FSA)...........................................................     7.875     02/15/25        1,274,375
              Massachusetts Housing Finance Agency,
   2,000       Rental 1994 Ser A (AMT) (AMBAC)........................................      6.60     07/01/14        2,073,060
   4,000       Rental 1994 Ser A (AMT) (AMBAC)........................................      6.65     07/01/19        4,145,800
   2,880      Minnesota Housing Finance Agency, Rental 1995 Ser D (MBIA)..............      6.00     02/01/22        2,909,174
--------                                                                                                          ------------
  10,130                                                                                                            10,402,409
--------                                                                                                          ------------

              Mortgage Revenue - Single Family (10.9%)
              Colorado Housing & Finance Authority,
     405       Ser 1990 B-2...........................................................      8.00     02/01/18          424,080
   2,500       Ser 1997 A-2 (AMT).....................................................      7.25     05/01/27        2,739,025
   9,710      Pinellas County Housing Finance Authority, Florida, Ser 1983............      0.00     01/01/15        1,628,464
     510      Idaho Housing Agency, 1988 Ser D-2 (AMT)................................      8.25     01/01/20          537,841
   2,050      Illinois Housing Development Authority, 1988 Ser C (AMT)................      8.10     02/01/22        2,117,076
     130      Indiana Housing Finance Authority, GNMA Collateralized Ser 1990 A-2
               (AMT)..................................................................      8.10     01/01/22          133,427
   1,110      Kansas City Leavenworth & Lenexa, Kansas, GNMA-Backed Ser 1988 C
               (AMT)..................................................................      8.00     11/01/20        1,144,477
              Olathe, Kansas,
     180       GNMA Collateralized Ser 1990 B.........................................      7.50     09/01/10          190,591
     550       GNMA Collateralized Ser 1989 A (AMT) (MBIA)............................      8.00     11/01/20          575,586
   1,550      New Orleans Home Mortgage Authority, Louisiana, 1989 Ser B-1 (AMT)......      8.25     12/01/21        1,616,991

                       SEE NOTES TO FINANCIAL STATEMENTS

MUNICIPAL PREMIUM INCOME TRUST

PRINCIPAL
AMOUNT IN                                                                                COUPON     MATURITY
THOUSANDS                                                                                 RATE        DATE          VALUE
--------------------------------------------------------------------------------------------------------------------------------
              Maine Housing Authority,
$  3,540       Purchase Ser 1988 D4 (AMT).............................................      7.55%    11/15/19     $  3,721,071
   1,000       Purchase Ser 1988 D5 (AMT).............................................      7.55     11/15/19        1,050,140
              Massachusetts Housing Finance Agency,
   1,660       Residential Ser 1989 A (AMT)...........................................      8.20     08/01/15        1,743,880
   4,960       1989 Ser 7 (AMT).......................................................      8.10     06/01/20        5,120,704
     715      Mississippi Housing Finance Corporation, GNMA-Backed Ser 1989 (AMT)
               (FGIC).................................................................      8.25     10/15/18          750,414
   3,000      Missouri Housing Development Commission, Homeownership 1996 Ser D
               (AMT)..................................................................      7.10     09/01/27        3,230,880
     350      Muskogee County Home Finance Authority, Oklahoma, 1990 Ser A (FGIC).....      7.60     12/01/10          367,689
   2,560      Rhode Island Housing & Mortgage Finance Corporation,
               Homeownership 1988 Ser 1-D (AMT).......................................     7.875     10/01/22        2,690,074
              South Carolina Housing Finance & Development Authority,
   3,000       Homeownership 1988 Ser C-1 (AMT).......................................     8.125     07/01/21        3,135,030
   1,220       Homeownership 1991 Ser A (AMT).........................................      7.40     07/01/23        1,273,131
   2,870      El Paso Housing Finance Corporation, Texas, GNMA Collateralized Ser 1989
               (AMT)..................................................................      8.20     03/01/21        3,005,005
              Utah Housing Finance Agency,
     350       Ser 1991 B-1...........................................................      7.50     07/01/16          366,915
     340       Ser 1989 B (AMT).......................................................      8.25     07/01/21          348,582
--------                                                                                                          ------------
  44,260                                                                                                            37,911,073
--------                                                                                                          ------------

              Nursing & Health Related Facilities Revenue (0.7%)
              New York State Medical Care Facilities Finance Agency,
     825       Mental Health Ser 1987.................................................     8.875     08/15/07          849,552
   1,030       Mental Health Ser 1990 A (Secondary MBIA)..............................      7.75     02/15/20        1,118,549
     405       Mental Health Ser 1991 A...............................................      7.50     02/15/21          446,747
--------                                                                                                          ------------
   2,260                                                                                                             2,414,848
--------                                                                                                          ------------

              Public Facilities (1.0%)
              Saint Paul Independent School District #625, Minnesota,
   1,700       Ser 1995 C COPs........................................................      5.45     02/01/11        1,711,509
   1,800       Ser 1995 C COPs........................................................      5.50     02/01/12        1,812,150
--------                                                                                                          ------------
   3,500                                                                                                             3,523,659
--------                                                                                                          ------------

              Resource Recovery Revenue (3.3%)
  11,500      Cambria County Industrial Development Authority, Pennsylvania, Cambria
--------       Cogen Co Ser 1989 F-2 (AMT)............................................      7.75     09/01/19       11,797,390
                                                                                                                  ------------

              Transportation Facilities Revenue (8.3%)
   3,500      Atlanta, Georgia, Airport Ser 1994 B (AMT) (AMBAC)......................      6.00     01/01/21        3,541,895
              Chicago, Illinois,
   5,000       Chicago-O'Hare International Airport Ser 1996 A (AMBAC)................     5.625     01/01/12        5,029,450
   7,000       Midway Airport 1994 Ser A (AMT) (MBIA).................................      6.25     01/01/24        7,200,690

                       SEE NOTES TO FINANCIAL STATEMENTS

MUNICIPAL PREMIUM INCOME TRUST

PRINCIPAL
AMOUNT IN                                                                                 COUPON     MATURITY
THOUSANDS                                                                                  RATE        DATE          VALUE
--------------------------------------------------------------------------------------------------------------------------------
$  5,000      Regional Transportation Authority, Illinois, Ser 1994 A (AMBAC).........      6.25%    06/01/24     $  5,209,450
   8,000      Austin, Texas, Airport Prior Lien Ser 1995 A (AMT) (MBIA)...............     6.125     11/15/25        8,176,320
--------                                                                                                          ------------
  28,500                                                                                                            29,157,805
--------                                                                                                          ------------

              Water & Sewer Revenue (4.9%)
   2,500      Coachella, California, Ser 1992 COPs (FSA)..............................      6.10     03/01/22        2,567,800
   4,000      Santa Rosa, California, Wastewater Refg 1996 Ser A (FGIC)...............      4.75     09/01/16        3,558,920
   3,500      Chicago, Illinois, Wastewater Ser 1994 (MBIA)...........................     6.375     01/01/24        3,685,640
   3,600      Rio Rancho, New Mexico, Water & Wastewater Ser 1995 A (FSA).............      6.00     05/15/22        3,692,592
   3,490      Texas Water Resource Finance Authority, Ser 1989 (AMBAC)................      7.50     08/15/13        3,706,659
--------                                                                                                          ------------
  17,090                                                                                                            17,211,611
--------                                                                                                          ------------

              Refunded (16.0%)
   3,000      Central Coast Water Authority, California, Ser 1992 (AMBAC).............      6.60     10/01/02++      3,339,960
   5,000      District of Columbia, Ser 1990 A (AMBAC)................................      7.50     06/01/00++      5,499,950
   3,800      Metropolitan Pier & Exposition Authority, Illinois, Ser 1992 A (FGIC)...      0.00     06/15/03++      4,115,666
   4,000      Indiana Health Facility Financing Authority, Hancock Memorial Hospital
               Ser 1990...............................................................      8.30     08/15/00++      4,502,160
   3,965      Massachusetts, 1994 Ser C (FGIC)........................................      6.75     11/01/04++      4,473,194
  11,000      Western Townships Utilities Authority, Michigan, Sewerage Disposal Ser
               1989 (Crossover 01/01/99)..............................................      8.20     01/01/18       11,787,270
   1,340      Missouri Health & Educational Facilities Authority, Missouri Baptist
               Medical Center Refg Ser 1989 (ETM).....................................     7.625     07/01/18        1,661,721
   4,650      New York Local Government Assistance Corporation, Ser 1991 A............      7.25     04/01/01++      5,177,450
              New York State Medical Care Facilities Finance Agency,
     515       Mental Health Ser 1990 (MBIA)..........................................      7.75     02/15/00++        567,561
     580       Mental Health Ser 1991 A...............................................      7.50     02/15/01++        648,388
  12,550      Washington Public Power Supply System, Nuclear Proj #2 Refg Ser 1990 C..     7.625     01/01/01++     14,035,418
--------                                                                                                          ------------
  50,400                                                                                                            55,808,738
--------                                                                                                          ------------
 333,535      TOTAL MUNICIPAL BONDS (Identified Cost $322,233,399)...........................................      339,657,406
--------                                                                                                          ------------
              SHORT-TERM MUNICIPAL OBLIGATIONS (0.6%)
   1,000      East Baton Rouge Parish, Louisiana, Exxon Corp Ser 1993.................     4.00*     03/01/22        1,000,000
     800      New York State Medical Care Facilities Finance Agency, Mental Health Ser
               1987...................................................................     8.875     08/15/97++        824,224
     400      Harris County Industrial Development Corporation, Texas, Exxon Corp Ser
               1984...................................................................     4.00*     03/01/24          400,000
--------                                                                                                          ------------
   2,200      TOTAL SHORT-TERM MUNICIPAL OBLIGATIONS (Identified Cost $2,224,224)............................        2,224,224
--------                                                                                                          ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MUNICIPAL PREMIUM INCOME TRUST

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                                            VALUE
------------------------------------------------------------------------------------------------------------------------------

$335,735      TOTAL INVESTMENTS (Identified Cost $324,457,623) (a)..................................    97.9%
========                                                                                                          $341,881,630

              CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES........................................      2.1        7,412,689
                                                                                                        -----     ------------

              NET ASSETS............................................................................    100.0%    $349,294,319
                                                                                                        =====     ============

---------------------

     AMT      Alternative Minimum Tax.
     COPs     Certificates of Participation.
     ETM      Escrowed to Maturity.
      ++      Prerefunded to call date shown.
      *       Current coupon of variable rate demand obligation.
     (a)      The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $18,899,025 and the aggregate gross unrealized depreciation is $1,475,018, resulting in net unrealized appreciation of $17,424,007.
Bond Insurance:
--------------
    AMBAC     AMBAC Indemnity Corporation.
  Connie Lee  Connie Lee Insurance Company.
     FGIC     Financial Guaranty Insurance Company.
     FSA      Financial Security Assurance Inc.
     MBIA     Municipal Bond Investors Assurance Corporation.

                       GEOGRAPHIC SUMMARY OF INVESTMENTS
                Based on Market Value as a Percent of Net Assets
                                  May 31, 1997

Alabama..................  3.8%
Arizona..................  3.8
California...............  4.5
Colorado.................  0.9
District of Columbia.....  1.6
Florida..................  0.5
Georgia..................  1.9
Idaho....................  0.2
Illinois................. 11.1
Indiana..................  1.3
Kansas...................  4.9
Kentucky.................  1.0%
Louisiana................  1.1
Maine....................  1.4
Massachusetts............  8.7
Michigan.................  5.0
Minnesota................  1.8
Mississippi..............  0.2
Missouri.................  1.4
New Mexico...............  1.1
New York.................  4.4
Ohio.....................  0.3
Oklahoma.................  0.1%
Pennsylvania.............  8.2
Rhode Island.............  0.8
South Carolina...........  3.6
Tennessee................  1.3
Texas.................... 14.6
Utah.....................  2.0
Virginia.................  0.7
Washington...............  5.7
                          ----
Total.................... 97.9%
                          ====

                       SEE NOTES TO FINANCIAL STATEMENTS

MUNICIPAL PREMIUM INCOME
TRUSTFINANCIAL STATEMENTS
STATEMENT OF ASSETS AND LIABILITIES
May 31, 1997

ASSETS:
Investments in securities, at value
 (identified cost $324,457,623)..........    $341,881,630
Cash.....................................         163,466
Receivable for:
    Interest.............................       6,969,413
    Investments sold.....................         650,450
Prepaid expenses and other assets........         106,833
                                             ------------

    TOTAL ASSETS.........................     349,771,792
                                             ------------

LIABILITIES:
Payable for:
    Investment advisory fee..............         137,507
    Dividends to preferred
     shareholders........................         129,664
    Administration fee...................          85,942
Accrued expenses and other payables......         124,360
                                             ------------

    TOTAL LIABILITIES....................         477,473
                                             ------------

NET ASSETS:
Preferred shares of beneficial interest
 (1,000,000 shares authorized of
 non-participating $.01 par value, 1,000
 shares outstanding).....................     100,000,000
                                             ------------
Common shares of beneficial interest
 (unlimited shares authorized of $.01 par
 value, 24,721,924 shares outstanding)...     229,843,731
Net unrealized appreciation..............      17,424,007
Accumulated undistributed net investment
 income..................................       2,119,833
Accumulated net realized loss............         (93,252)
                                             ------------

    NET ASSETS APPLICABLE TO COMMON
    SHAREHOLDERS.........................     249,294,319
                                             ------------

    TOTAL NET ASSETS.....................    $349,294,319
                                             ============

NET ASSET VALUE PER COMMON SHARE
 ($249,294,319 divided by 24,721,924
 common shares outstanding)..............          $10.08
                                                   ======
STATEMENT OF OPERATIONS
For the year ended May 31, 1997
NET INVESTMENT INCOME:
INTEREST INCOME..........................    $ 22,458,918
                                             ------------

EXPENSES
Investment advisory fee..................       1,417,354
Administration fee.......................         885,846
Auction commission fees..................         231,267
Professional fees........................         103,979
Transfer agent fees and expenses.........          95,800
Shareholder reports and notices..........          40,452
Auction agent fees.......................          35,796
Registration fees........................          32,045
Custodian fees...........................          17,883
Trustees' fees and expenses..............          14,692
Other....................................          32,992
                                             ------------

    TOTAL EXPENSES.......................       2,908,106

    LESS: EXPENSE OFFSET.................         (17,709)
                                             ------------

    NET EXPENSES.........................       2,890,397
                                             ------------

    NET INVESTMENT INCOME................      19,568,521
                                             ------------
NET REALIZED AND UNREALIZED GAIN
(LOSS):
Net realized loss........................         (93,251)
Net change in unrealized appreciation....       5,092,960
                                             ------------

    NET GAIN.............................       4,999,709
                                             ------------

NET INCREASE.............................    $ 24,568,230
                                             ============

                       SEE NOTES TO FINANCIAL STATEMENTS

MUNICIPAL PREMIUM INCOME TRUST

STATEMENT OF CHANGES IN NET ASSETS
                                                           FOR THE YEAR     FOR THE YEAR
                                                              ENDED            ENDED
                                                           MAY 31, 1997     MAY 31, 1996
----------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income..................................    $ 19,568,521     $ 20,385,122
Net realized gain (loss)...............................         (93,251)       6,527,149
Net change in unrealized appreciation..................       5,092,960      (12,300,038)
                                                           ------------     ------------

    NET INCREASE.......................................      24,568,230       14,612,233
                                                           ------------     ------------
Dividends to preferred shareholders from net investment
 income................................................      (3,571,216)      (3,811,460)
                                                           ------------     ------------

DIVIDENDS AND DISTRIBUTIONS TO COMMON SHAREHOLDERS
FROM:
Net investment income..................................     (15,071,283)     (16,766,322)
Net realized gain......................................      (5,000,795)      (3,013,608)
                                                           ------------     ------------

    TOTAL..............................................     (20,072,078)     (19,779,930)
                                                           ------------     ------------
Decrease from transactions in common shares of
 beneficial interest...................................      (7,218,048)      (3,658,013)
                                                           ------------     ------------

    NET DECREASE.......................................      (6,293,112)     (12,637,170)
NET ASSETS:
Beginning of period....................................     355,587,431      368,224,601
                                                           ------------     ------------

    END OF PERIOD
    (Including undistributed net investment income of
    $2,119,833 and $1,193,811, respectively)...........    $349,294,319     $355,587,431
                                                           ============     ============

        SEE NOTES TO FINANCIAL STATEMENTS

MUNICIPAL PREMIUM INCOME TRUST

NOTES TO FINANCIAL STATEMENTS May 31, 1997

1. ORGANIZATION AND ACCOUNTING POLICIES

Municipal Premium Income Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund's investment objective is to provide a high level of current income exempt from federal income tax. The Fund was organized as a Massachusetts business trust on November 16, 1988 and commenced operations on February 1, 1989.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- Portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service has informed the Fund that in valuing the portfolio securities, it uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily.

C. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment

MUNICIPAL PREMIUM INCOME TRUST
income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. INVESTMENT ADVISORY AGREEMENT

Pursuant to an Investment Advisory Agreement with Dean Witter InterCapital Inc. (the "Investment Adviser"), an affiliate of Dean Witter Services Company Inc. (the "Administrator"), the Fund pays the Investment Adviser an advisory fee, calculated weekly and payable monthly, by applying the annual rate of 0.40% to the Fund's weekly net assets.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Adviser pays the salaries of all personnel, including officers of the Fund, who are employees of the Investment Adviser.

3. ADMINISTRATION AGREEMENT

Pursuant to an Administration Agreement with the Administrator, the Fund pays an administration fee, calculated weekly and payable monthly, by applying the annual rate of 0.25% to the Fund's weekly net assets.

Under the terms of the Administration Agreement, the Administrator maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Administrator. The Administrator also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

MUNICIPAL PREMIUM INCOME TRUST

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended May 31, 1997 aggregated $15,605,950 and $26,178,665, respectively.

Dean Witter Trust Company, an affiliate of the Investment Adviser and Administrator, is the Fund's transfer agent. At May 31, 1997, the Fund had transfer agent fees and expenses payable of approximately $7,700.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended May 31, 1997 included in Trustees' fees and expenses in the Statement of Operations amounted to $1,422. At May 31, 1997, the Fund had an accrued pension liability of $47,933 which is included in accrued expenses in the Statement of Assets and Liabilities.

5. PREFERRED SHARES OF BENEFICIAL INTEREST

The Fund is authorized to issue up to 1,000,000 non-participating preferred shares of beneficial interest having a par value of $.01 per share, in one or more series, with rights as determined by the Trustees, without the approval of the common shareholders. The Fund has issued Series A through E Auction Rate Preferred Shares ("Preferred Shares") which have a liquidation value of $100,000 per share plus the redemption premium, if any, plus accumulated but unpaid dividends, whether or not declared, thereon to the date of distribution. The Fund may redeem such shares, in whole or in part, at the original purchase price of $100,000 per share plus accumulated but unpaid dividends, whether or not declared, thereon to the date of redemption.

Dividends, which are cumulative, are reset through auction procedures.

                          AMOUNT                      NEXT            RANGE OF
SERIES     SHARES*     IN THOUSANDS*     RATE*     RESET DATE     DIVIDEND RATES**
-------    --------    -------------     -----     ----------     ----------------
   A         200          $14,768        3.85%      06/04/97         3.00% - 4.20%
   B         200           14,768        3.85       06/04/97         3.15  - 4.15
   C         200           14,728        3.84       06/04/97         3.00  - 4.55
   D         200           61,258        3.55       07/02/97         3.50  - 3.75
   E         200           67,506        3.85       07/09/97         3.25  - 3.85

---------------------
*  As of May 31, 1997.
** For the year ended May 31, 1997.

MUNICIPAL PREMIUM INCOME TRUST

Subsequent to May 31, 1997 and up through July 10, 1997, the Fund paid dividends to each of the Series A through E at rates ranging from 3.55% to 3.85% in the aggregate amount of $397,174.

The Fund is subject to certain restrictions relating to the preferred shares. Failure to comply with these restrictions could preclude the Fund from declaring any distributions to common shareholders or purchasing common shares and/or could trigger the mandatory redemption of preferred shares at liquidation value.

The preferred shares, which are entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of the preferred shares.

6. COMMON SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                                                                                   CAPITAL
                                                                                                                   PAID IN
                                                                                                   PAR VALUE      EXCESS OF
                                                                                      SHARES       OF SHARES      PAR VALUE
                                                                                    ----------     ---------     ------------
Balance, May 31, 1995...........................................................    25,894,324     $258,943      $240,460,849
Treasury shares purchased and retired (weighted average discount 9.79%)*........      (392,900)      (3,929)       (3,654,084)
                                                                                    ----------     --------      ------------
Balance, May 31, 1996...........................................................    25,501,424      255,014       236,806,765
Treasury shares purchased and retired (weighted average discount 8.30%)*........      (779,500)      (7,795)       (7,210,253)
                                                                                    ----------     --------      ------------
Balance, May 31, 1997...........................................................    24,721,924     $247,219      $229,596,512
                                                                                    ==========     ========      ============

---------------------
* The Trustees have voted to retire the shares purchased.

7. DIVIDENDS TO COMMON SHAREHOLDERS

The Fund declared the following dividends from net investment income:

 DECLARATION       AMOUNT           RECORD           PAYABLE
     DATE         PER SHARE          DATE              DATE
--------------    ---------     --------------    --------------
May 27, 1997        $0.05        June 6, 1997     June 20, 1997
July 1, 1997        $0.05        July 11, 1997    July 25, 1997

8. FEDERAL INCOME TAX STATUS

At May 31, 1997, the Fund had a net capital loss carryover of approximately $93,000 which will be available through May 31, 2005 to offset future capital gains to the extent provided by regulations.

MUNICIPAL PREMIUM INCOME TRUST

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a common share of beneficial interest outstanding throughout each period:

                                                                                     FOR THE YEAR ENDED MAY 31*
                                                                    -------------------------------------------------------------
                                                                      1997        1996++        1995         1994         1993
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period............................    $  10.02     $  10.36     $  10.24     $  10.67     $  10.02
                                                                    --------     --------     --------     --------     --------
Net investment income...........................................        0.78         0.79         0.84         0.90         0.91
Net realized and unrealized gain (loss).........................        0.19        (0.22)        0.26        (0.45)        0.64
                                                                    --------     --------     --------     --------     --------
Total from investment operations................................        0.97         0.57         1.10         0.45         1.55
                                                                    --------     --------     --------     --------     --------
Less dividends and distributions from:
   Net investment income........................................       (0.60)       (0.65)       (0.72)       (0.76)       (0.77)
   Common share equivalent of dividends paid to preferred
    shareholders................................................       (0.14)       (0.15)       (0.16)       (0.12)       (0.12)
   Net realized gain............................................       (0.20)       (0.12)       (0.10)          --        (0.01)
                                                                    --------     --------     --------     --------     --------
Total dividends and distributions...............................       (0.94)       (0.92)       (0.98)       (0.88)       (0.90)
                                                                    --------     --------     --------     --------     --------
Anti-dilutive effect of acquiring treasury shares...............        0.03         0.01           --           --           --
                                                                    --------     --------     --------     --------     --------
Net asset value, end of period..................................    $  10.08     $  10.02     $  10.36     $  10.24     $  10.67
                                                                    ========     ========     ========     ========     ========
Market value, end of period.....................................    $  9.375     $   9.00     $ 9.6875     $   9.75     $  10.75
                                                                    ========     ========     ========     ========     ========
TOTAL INVESTMENT RETURN+........................................       13.52%        0.67%        8.15%       (2.72)%      11.30%
RATIOS TO AVERAGE NET ASSETS OF COMMON SHAREHOLDERS:
Expenses........................................................        1.14%(1)     1.16%(1)     1.21%        1.23%        1.38%
Net investment income before preferred stock dividends..........        7.70%        7.68%        8.37%        8.31%        8.73%
Preferred stock dividends.......................................        1.41%        1.44%        1.55%        1.11%        1.21%
Net investment income available to common shareholders..........        6.29%        6.24%        6.82%        7.20%        7.52%
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands.........................    $349,294     $355,587     $368,225     $393,532     $404,979
Asset coverage on preferred shares at end of period.............         349%         355%         368%         314%         324%
Portfolio turnover rate.........................................           5%          14%          16%          23%           7%

---------------------
 * The per share amounts were computed using an average number of shares outstanding during the period.
 + Total investment return is based upon the current market value on the last day of each period reported. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
++  Restated for comparative purposes.
(1) Does not reflect the effect of expense offset of 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS

MUNICIPAL PREMIUM INCOME TRUST

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF MUNICIPAL PREMIUM INCOME TRUST

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Municipal Premium Income Trust (the "Fund") at May 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 1997 by correspondence with the custodian, provided a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036
July 10, 1997

--------------------------------------------------------------------------------

                      1997 FEDERAL TAX NOTICE (unaudited)

         During the year ended May 31, 1997, the Fund paid the following per share amounts from tax-exempt income: $0.60 to common shareholders, $3,439 to Series A preferred shareholders, $3,494 to Series B preferred shareholders, $3,480 to Series C preferred shareholders, $3,600 to Series D preferred shareholders and $3,843 to Series E preferred shareholders. For the year ended May 31, 1997, the Fund paid to common shareholders $0.20 per share from long-term capital gains.

--------------------------------------------------------------------------------

                 (This page has been left blank intentionally)

TRUSTEES
-----------------------------------------------------
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
-----------------------------------------------------
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Barry Fink
Vice President, Secretary and General Counsel

James F. Willison
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT
-----------------------------------------------------
Dean Witter Trust Company
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
-----------------------------------------------------
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT ADVISER
-----------------------------------------------------
Dean Witter InterCapital Inc.
Two World Trade Center
New York, New York 10048




MUNICIPAL
PREMIUM
INCOME
TRUST




Annual Report
May 31, 1997